Exhibit 99.1

GL Brands Inc., Rocky Mountain High Brands, Inc. and CBD Life® Cannabis Elements Partner to Manufacture, Market and Distribute CBD Beverages in Mexico

Dallas, Texas--(OTC PR Wire – May 26, 2020) - GL Brands, Inc. (OTCQB: GRLB) (“GL Brands") (www.glbrands.com) a global house of brands with focus on CBD and hemp consumer packaged goods based in Dallas, TX, is pleased to announce that it has spearheaded the launch of a partnership between Rocky Mountain High Brands, Inc. (OTC: RMHB) and CBD Life ® beverages, concurrently winning a supply deal on GL Brands’ water soluble CBD as the flagship ingredient of the beverages to be distributed. GL Brands’ top shelf water-soluble CBD utilizes nanotechnology to break down the CBD molecules to micro-sized particles that can be emulsified naturally and remain stable in water or, in this case, beverages.

Since 2016, CBD Life has been a pioneer in production, brand building, marketing and distribution of cannabis-derived products focused on personal care and well-being in Mexico. Today, they are the first Mexican company to market CBD products, and its brands and unmatched product portfolio have quickly become top-of-mind among the Hispanic community. CBD Life is the only company in the country with a license to sell CBD-infused beverages.

The demand for CBD based beverages is increasing rapidly worldwide, and as Mexico opens up the Cannabis industry gradually, various leading manufacturers in more mature Cannabis markets like GL Brands and Rocky Mountain High Brands in the US have partnered with local players in Mexico like CBD Life to attend to the growing demand.

The Mexico hemp CBD market size is projected to reach USD 275.8 million by 2025, expanding at a revenue-based CAGR of 34.3%, according to a new report by Grand View Research, Inc.

“We are happy to have pre-empted a once in a lifetime opportunity to create, expand and position our brands globally in such a fast-growing industry. Our partnership with GL Brands and RMHB has allowed us to gain speed to market, creating superior quality CBD-infused products that our clients are loving,” said Alejandro Montaño, International Business Development Director & Co-founder of CBD Life.

GL Brands has also received 17 million shares of RMHB in addition to RMHB’s agreement to utilize GRLB’s top-shelf water soluble CBD as the flagship ingredient in the drinks that RMHB is manufacturing for CBD Life. The shares were delivered under an agreement between Rocky Mountain High Brands and Texas Wellness Centers, LLC, a wholly owned subsidiary of GL Brands relating to the initial tranche of beverage production. GL Brands’ CEO Carlos Frias stated, “GL Brands and Rocky Mountain High have been working together to manufacture an impactful product line for CBD Life’s brands, which were recently launched and are currently being sold through their online and retail channels in Mexico.”

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CBD Life officially launched Rocket High, California Limonada (California Lemonade), and California Sabor Te Negro (California Black Tea) in Mexico on April 20, 2020 (4/20).

THOMAS PLEASE EMBED 11 SECOND VIDEO OF PRODUCTION LINE HERE

“We are thrilled with the opportunity to bring water-soluble CBD to Mexico with Rocky Mountain High Brands through CBD Life,” stated Mr. Frias. “This has generated an immediate revenue stream we anticipate will grow exponentially over the next year.

“We are the first U.S. company to manufacture and export commercial CBD to Mexico, and the relationship with Rocky Mountain High and CBD Life should expand the overall opportunities and potential for our companies, with increases in shareholder value and long-term growth.”

“Finally, we’d like to provide our shareholders an update regarding the timing of our SEC filings. While the filing of our transition report for the period ending December 31, 2019, and our quarterly report for the quarter ending March 31, 2020, were delayed due to the pandemic, we are diligently working on them and making better progress now that staffing issues are being resolved as a result of the lessening pandemic lockdown measures. We received letters from our auditor regarding their staffing issues as a result of the pandemic, and the additional time they needed to complete their review and audit procedures relating to our filings. We have filed 8-K’s regarding the pandemic delays with the SEC, and the extension of time needed to file our reports, and we anticipate filing the reports in the middle of June.”

#cannabis #revenues #cbd #hemp #cpg #beverages

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About GL Brands Inc.:

GL Brands is a global hemp consumer packaged goods company that creates authentic, enduring and culturally relevant brands engaged in the development and sale of cannabis-derived wellness products. Through its premier brands Green Lotus™ and Irie CBD, GL Brands delivers a full portfolio of hemp-derived CBD products, including tinctures, soft gels, gummies, sparkling beverages, vapes, flower and topical segments to promote greater wellness and balance, in the U.S. and throughout the world. For more information, please visit https://www.glbrands.com.

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About Rocky Mountain High Brands

Rocky Mountain High Brands, Inc. (OTCQB: RMHB) Rocky Mountain High Brands (RMHB), a family of brands positioned to disrupt the hemp oil and hemp extract categories, is a consumer goods company that specializes in developing, manufacturing, marketing, and distributing high-quality, health conscious hemp-infused products that span various categories including beverage, food, fitness, skin care and more. Our mission is to assist others in their journey to live productive, fulfilling and healthy lives.

The Company currently markets its HEMPd product line, which currently consists of hemp oil infused topicals and nutraceuticals, and a line of hemp extract infused beverages. RMHB also bottles and distributes a naturally high alkaline spring water under the name Eagle Spirit Spring Water.

RMHB recently acquired a commercial canning and bottling operation in Plano, Texas through its new wholly owned subsidiary, Rocky Mountain Productions, Inc. One of the high speed production lines has been converted to hand sanitizer filling line due to the recent demand for hand sanitizer. Thus, in addition to providing the canning of beverages, this acquisition gives RMHB the opportunity to enter the highly lucrative hand sanitizer business at a time when it is in great demand.

For corporate information, please visit www.rockymountainhighbrands.com.
For product information, please visit: www.hempd.com and www.eaglespiritwater.com

About CBD Life:

CBD LIFE is the culmination of years of research and development with the sole objective of offering relief and well-being through Cannabidiol. Our mission is to improve the quality of life of our customers. All of our products have been carefully formulated, manufactured, imported and analyzed to meet the highest standards of quality and effectiveness. Our range of products focuses on alleviating conditions such as: stress, inflamation, anxiety, sleep & pain. https://www.cbdlife.com.mx/

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the "safe harbor" created by those sections. Statements in this press release that are not strictly historical are "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally can be identified by phrases such as "believes," "expects," "anticipates," "foresees," "forecasts," "estimates" or other words or phrases of similar import. Similarly, statements herein that describe GL Brands' (the “Company’s”) business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those in forward-looking statements. Factors that could cause or contribute to differences include the uncertainty regarding viability and market acceptance of GL Brands' products and services, changes in relationships with third parties, and other factors described in GL Brands' periodic filings with the Securities and Exchange Commission. These risks and uncertainties include, without limitation, changes in general industry or regional market conditions; changes in consumer and customer preferences for our products; loss of business from increased competition; changes in strategic relationships; unfavorable fluctuations in currencies or interest rates in the regions in which we operate; changes in regulatory conditions; changes in tax laws, import and export duty and tariff rates in or with the countries with which we conduct business; the effects of the COVID-19 pandemic; and the negative impact of any governmental investigations and associated litigation.

The occurrence of any of these risks and uncertainties could have a material adverse effect on the Company's business, financial condition and results of operations. The Company is not obligated to revise or update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Investor Contacts:

Matt Bartlett COO GL Brands Investor Relations ir@glbrands.com 707-535-6846

Press Release provided by OTC PR Wire

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